SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 3, 2003

                           CORNICHE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-10909                                                  22-2343568
Commission File Number                                          IRS Employer
                                                              Identification No.

        330 South Service Road, Suite 120, Melville, New York        11747
               (Address of principal executive offices)           (Zip Code)

                                  631-574-4955
                          Registrant's Telephone Number

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      Corniche Group Incorporated (the "Company") issued the press release annexed hereto announcing the appointment of Dr. Wayne Marasco as a member of the Board of Directors.

      To secure Dr. Marasco's service as a director, the Company, pursuant to its newly adopted 2003 Equity Participation Plan, the Company granted Dr. Marasco the right and option, exercisable for 10 years, to purchase up to 300,000 shares of the Company's common stock at an exercise price of $0.05 per share. In addition, in the event that the closing price of the Company's common stock equals or exceeds $0.50 per share for any five (5) consecutive trading days during his term as a director, the Company has agreed to grant to Dr. Marasco an option for the purchase of an additional 100,000 shares of the Company's common stock for an exercise price of $0.50 per share. Dr. Marasco has agreed that he will not resell publicly any shares of the Company's common stock obtained upon exercise of either of these options prior to the first anniversary of the date of his election to the board.

      The Company intends to call a meeting of stockholders on or about July 11, 2003 to, among other matters: (1) elect two directors (including Dr. Marasco) and (2) to ratify the Company's 2003 Equity Participation Plan, including the grant thereunder to Dr. Marasco.

                                    * * * * *

      This Report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent management's judgment regarding future events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements due to a number of factors. These factors include the risk that the Company will be unable to raise capital, to enter successfully or exploit opportunities in the biotech or medical business, to have appropriate personnel, or the risks inherent in any new business venture or those detailed in the Company's other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the information contained in this Report whether as a result of new information, future events or circumstances or otherwise.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORNICHE GROUP INCORPORATED

                                       By: /s/ Mark Weinreb
                                           ---------------------------------
                                           Mark Weinreb
                                           President

Dated: June 4, 2003